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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our reports dated February 7, 1997 on the financial statements and the financial statement schedule of MRV Communications, Inc. and to all references to our firm included in or made a part of this Registration Statement on Form S-3.



                                          /s/ Arthur Andersen LLP



                                          ARTHUR ANDERSEN LLP



Los Angeles, California


September 8, 1997